Exhibit 10.6
EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of November 29, 2017, is entered into between Boyd Assets Co., a Delaware corporation (the “New Subsidiary”), Farmer Bros. Co., a Delaware corporation (the “Company”), as the Borrower Representative and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of March 2, 2015 (as amended by that certain First Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of August 25, 2017, and as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among the Company (following the execution of this Agreement, the Company together with China Mist Brands, Inc., a Delaware corporation, and New Subsidiary and any other Person that joins the Credit Agreement as a Borrower in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower” and, collectively, jointly and severally, as the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto from time to time and the Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1.The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party and a Borrower under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party, a Borrower and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Sections 10.10 and
10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. New Subsidiary and the Borrower Representative each acknowledge and agree that, until the Administrative Agent has notified the Borrower Representative that it has received all documentation and other information for New Subsidiary required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT, the Borrower Representative will not be permitted to submit a Borrowing Request for a Borrowing in the name of the New Subsidiary, and the New Subsidiary will not be permitted to receive any proceeds from any Borrowing, and that any violation of this sentence shall be an Event of Default under the Credit Agreement.

2.If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as required pursuant to Section 5.14 of the Credit Agreement.

3.The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

1912 Farmer Brothers Drive Northlake, TX 765262

4.	The information set forth in Schedules 3.05, 3.06, 3.15, 6.01, 6.02, 6.04 and 6.10 of
Annex A attached hereto supplements the information set forth in Schedules 3.05, 3.06, 3.15, 6.01, 6.02,
6.04 and 6.10, respectively, to the Credit Agreement and shall be deemed a part thereof for all purposes of the Credit Agreement; provided, however, that with respect to the representations and warranties by New
Subsidiary made as of the date of the Credit Agreement which incorporate such schedules by reference as of such date, such representations and warranties by New Subsidiary shall be deemed to be made as of the date hereof.

5.The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

6.This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

7.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF CALIFORNIA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.(a) Within 5 Business Days of the date hereof, (or such later date as the Administrative Agent may agree in its sole discretion), the Borrowers shall deliver updated insurance certificates and endorsements, in form and substance reasonably satisfactory to the Administrative Agent.

[Signature pages follow]

IN WITNESS WHEREOF, the New Subsidiary and Borrower Representative have caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

BOYD ASSETS CO., a Delaware corporation

By: /s/ David G. Robson
Name: David G. Robson
Title: Chief Financial Officer

FARMER BROS. CO., a Delaware corporation

By: /s/ David G. Robson
Name: David G. Robson
Title:Treasurer and Chief Financial Officer

[Signature Page to Joinder Agreement]

Acknowledged and accepted:

COFFEE BEAN INTERNATIONAL, INC.,
an Oregon corporation

By:    /s/ David G. Robson
Name: David G. Robson
Title: Chief Financial Officer

FBC FINANCE COMPANY, a California corporation

By: /s/ David G. Robson
Name: David G. Robson
Title: Treasurer

COFFEE BEAN HOLDING CO., INC., a Delaware corporation

By: /s/ David G. Robson
Name: David G. Robson
Title: Treasurer and Chief Financial Officer

CHINA MIST BRANDS, INC., a Delaware corporation

By: /s/ David G. Robson
Name: David G. Robson
Title: Chief Financial Officer

[Signature Page to Joinder Agreement]

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

By: /s/ Rose Gilbert
Name: Rose Gilbert
Title: Authorized Officer

[Signature Page to Joinder Agreement]